UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23159
(Investment Company Act file number)

Griffin Institutional Access Credit Fund
(Exact name of registrant as specified in charter)

Griffin Capital Plaza
1520 E. Grand Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.
Holland & Knight
1180 West Peachtree Street, N.W.
Suite 1800
Atlanta, GA 30309

Registrant’s telephone number, including area code: (404) 817-8500

Date of fiscal year end: December 31

Date of reporting period: April 3, 2017 - June 30, 2017

Item 1. Reports to Stockholders.

GRIFFIN
INSTITUTIONAL ACCESS
CREDIT FUND

# GRIFFIN INSTITUTIONAL ACCESS™ CREDIT FUND

## SEMI-ANNUAL REPORT

June 30, 2017

www.griffincapital.com

Table of Contents

Shareholder Letter	1
Portfolio Update	5
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	16
Additional Information	24
Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements	25

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | SEMI-ANNUAL REPORT 2017

Dear Fellow Shareholders:

We are pleased to present you the first Griffin Institutional Access™ Credit Fund (the “Fund”) semi-annual report. The Fund launched and began reporting on NASDAQ on April 3, 2017, and since that time the Fund has delivered on its stated investment objective of generating a return comprised of both current income and capital appreciation with low volatility and low correlation1 to the broad markets.

During the first quarter of operations, the Fund’s sub-adviser—BCSF Advisors, LP, an affiliate of Bain Capital Credit, LP—conservatively constructed a well-diversified portfolio consisting primarily of floating rate, senior secured bank loans. The portfolio composition is ultimately determined through both quantitative and qualitative analysis to determine the optimal mix of securities across global markets with the potential to deliver the best risk-adjusted returns for investors.

Our portfolio allocation strategy delivered a total return of 1.23% for the quarter,2 outperforming the S&P/LSTA Leveraged Loan Index3 by 52 basis points.4  As of June 30, 2017, the Fund was invested in 86 individual securities diversified across 25 different industries.

Griffin Institutional Access  Credit Fund Holdings
 (Based on market value of invested assets as of June 30, 2017)

FLOATING RATE ASSETS 76.62%	FIXED RATE ASSETS 23.38%

SECTOR ANALYSIS

ASSET TYPE

INDUSTRY CONCENTRATION

GEOGRAPHY

1

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | SEMI-ANNUAL REPORT 2017

(Shareholder Letter continued)

Our overweight to high-yield bonds and bank loans resulted in positive returns for the second quarter.  Both benefited from a favorable market environment due to factors such as continued demand for yield and mild default levels, as well as healthy corporate earnings and sales growth. During the period, lower-quality assets—despite their year-to-date outperformance—lagged higher-quality assets, as evidenced by a +1.44% and +1.69% return for CCC and single-B securities, versus +2.53% and +3.07% for BB and BBB.5

With respect to market fundamentals, quarterly earnings results were positive and top-line growth met or exceeded expectations in many market segments. While high-yield and bank loan new-issue activity totaled $76 billion and $246 billion5, net issuance decreased by $500 million and increased by $88 billion5, respectively, due to heavy refinance and re-pricing activity. This net supply dynamic in the bond and loan markets has been a powerful theme during 2017 and we expect it to persist in the coming quarters. While overall defaults remain low, our current position in the credit cycle combined with credit curve flattening has led us to migrate up in quality. In light of these views, we remain selective in adding lower rated and second lien positions.

The highly competitive lending environment that characterized much of 2016 persisted through the second quarter against a backdrop of limited deal supply and a voracious appetite for middle-market loans. Increasingly, borrowers are able to obtain attractive financing with looser terms and deal documentation, scenarios we typically seek to avoid. Given the robust supply/demand dynamic that exists in the market today, it is not surprising that spreads and all-in yields have compressed; however, the middle market still commands an attractive yield premium to broadly syndicated loans. Further, we believe that the growth outlook priced into the market may be overstated, thus we deem it prudent to position defensively in capital structures that can withstand slower growth levels. Throughout the second quarter, leveraged lending in the U.S. experienced a modest pickup as borrowers continued to seek financing from receptive markets. While the broadly syndicated market experienced a series of loan re-pricings as borrowers sought to reduce their cost of debt, the middle market remained insulated from this activity as small bank groups and strong call protection hindered this activity. We believe this insulation along with lender controls continue to position direct lending as an attractive asset class.

Additionally, we remain constructive on both the structured credit and non-performing loan (NPL) markets. Newer vintage collateralized loan obligation (CLO) tranches continue to offer attractive relative value, and their robust structure means they can withstand significant credit losses given their position in the capital stack and the way structures protect debt holders. In the NPL sector, we believe we will see over €2 trillion ($2.35 trillion) of NPLs and other non-core assets sold from European banks in the next decade. We intend to include NPLs in the Fund allocation when appropriate.

We are pleased with the ongoing build-out of the portfolio and our performance to date. We believe that our ability to actively manage across credit sectors and markets will allow us to provide value to our shareholders in the form of strong risk-adjusted returns. Moving forward, the portfolio management team will continue to leverage the breadth of Bain Capital Credit, LP’s global platform to uncover investment opportunities in line with the stated investment objective of the Fund.

Thank you for your investment in and support of Griffin Institutional Access Credit Fund.

Sincerely,

Randy I. Anderson, Ph.D., CRE
President
 Griffin Capital Asset Management Company, LLC
2

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | SEMI-ANNUAL REPORT 2017

FUND SUB-ADVISER (unaudited)

BCSF Advisors, LP

Griffin Institutional Access Credit Fund is sub-advised by BCSF Advisors, LP, an SEC-registered investment adviser and affiliate of Bain Capital Credit, LP.

Bain Capital Credit, LP provides ongoing research, opinions and recommendations regarding the Fund’s investment portfolio. Bain Capital Credit, LP was formed in 1998 as the credit investing arm of Bain Capital, one of the world’s premier alternative investment firms, with approximately $75 billion in assets under management as of March 31, 2017. Bain Capital Credit, LP invests across the full spectrum of credit strategies, including leveraged loans, high-yield bonds, distressed debt, direct lending, structured products, non-performing loans and equities. With offices in Boston, Chicago, New York, London, Dublin, Hong Kong, Melbourne and Sydney, Bain Capital Credit, LP has a global footprint with approximately $34 billion6 in assets under management.

END NOTES

[1]
Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities have moved in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

[2]	Source: Morningstar Direct.
[3]
The S&P/LSTA Leveraged Loan Index is a daily total return index that uses mark-to-market pricing to calculate market value change. The LSTA tracks, on a real-time basis, the current outstanding balance and spread over the London Interbank Offered Rate (LIBOR) for fully funded term loans. The facilities included in the LSTA represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurre by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

[4]	One basis point is equal to 1/100th of 1%, or 0.01%.
[5]	Source: JP Morgan High-Yield Market Monitor, July 5, 2017.
[6]	As of April 1, 2017. Bain Capital Credit, LP’s assets under management includes its subsidiaries and credit vehicles managed by its AIFM affiliate.
3

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND | SEMI-ANNUAL REPORT 2017

DISCLOSURES (unaudited)

Investors in Griffin Institutional Access Credit Fund (the “Fund”) should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares, liquidity for the Fund’s shares will be provided only through quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares at NAV, and there is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage.

Diversification does not assure a profit or protect against loss in a declining market.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

DISTRIBUTION POLICY RISK

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist solely of a return of capital (i.e. from your original investment) and not a return of net profit. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. Sources of distributions to shareholders for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Pursuant to Section 852 of the Internal Revenue Code, the taxability of distributions will be reported on Form 1099-DIV.

The Fund distribution rate is the amount, expressed as a percentage, a Fund investor would receive in distributions if the most recent Fund distribution stayed consistent going forward. It is calculated by annualizing the most recent Fund distribution yield. The percentage represents a single distribution from the Fund and does not represent the total return of the Fund.

ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.
4

Griffin Institutional Access Credit Fund	Portfolio Update

June 30, 2017 (Unaudited)

Performance (for the period ended June 30, 2017)

	1 Month	Since Inception	Inception	Total Expense Ratio
Griffin Institutional Access Credit Fund - A - Without Load	0.38%	1.23%	4/3/17	2.64%
Griffin Institutional Access Credit Fund - A - With Load*	-5.38%	-4.61%	4/3/17
Griffin Institutional Access Credit Fund - C - Without Load	0.37%	1.22%	4/3/17	3.39%
Griffin Institutional Access Credit Fund - C - With Load**	-0.63%	0.22%	4/3/17
Griffin Institutional Access Credit Fund - I - NAV	0.39%	1.23%	4/3/17	2.39%
S&P/LSTA Leveraged Loan Index	-0.04%	0.71%	4/3/17

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%.

The S&P/LSTA Leveraged Loan Index is a capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index covers the U.S. market back to 1997 and currently calculates on a daily basis.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C and Class I shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 2.60%, 3.35% and 2.35% per annum of the Fund’s average daily net assets attributable to Class A, Class C and Class I, respectively. The Expense Limitation Agreement will remain in effect at least until March 31, 2018, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 3.06%, 3.81% and 2.81% for Class A, Class C and Class I, respectively per the Fund’s most recent prospectus. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations.  The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.  In the absence of the election by the Adviser to bear all of the Fund’s operating expenses, the performance of the Fund would have been reduced. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

Semi-Annual Report | June 30, 2017	5

Griffin Institutional Access Credit Fund	Portfolio Update

June 30, 2017 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended June 30, 2017)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Industry Concentration (as a % of Net Assets)

Telecommunications	12.66%
High Tech Industries	10.26%
Aerospace & Defense	8.46%
Services: Business	6.90%
Healthcare & Pharmaceuticals	4.50%
Capital Equipment	3.83%
Services: Consumer	3.45%
Hotel, Gaming, & Leisure	3.36%
Wholesale	3.01%
Chemicals, Plastics, & Rubber	2.74%
Energy: Oil & Gas	2.70%
Containers, Packaging, & Glass	2.06%
Media: Diversified & Production	1.98%
Beverage, Food, & Tobacco	1.86%
Consumer goods: non-durable	1.79%
Automotive	1.71%
Consumer goods: durable	1.36%
Media: Broadcasting & Subscription	1.26%
Metals & Mining	1.21%
Transportation: Consumer	1.21%
Unassigned	1.19%
Energy: Electricity	1.16%
Construction & Building	0.50%
Retail	0.34%
FIRE: Finance	0.27%
Other Assets in Excess of Liabilities	20.23%
TOTAL	100.00%
Portfolio Composition (as a % of Net Assets)

Bank Loans	59.93%
Corporate Bonds	18.65%
Collateralized Loan Obligations —Debt	1.19%
Other Assets in Excess of Liabilities	20.23%
TOTALS	100.00%

6	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2017 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
BANK LOANS (59.93%)(a)

1011778 BC ULC (New Red Finance, Inc.), Term B-3 Loan	3.50%	02/16/24	$97,159	$97,138
Acosta, Inc., Tranch B-1 Loan(b)	L+3.25%	09/26/21	15,214	13,776
American Tire Distributors, Inc., Initial Term Loan(b)	L+4.25%	09/01/21	499,795	501,223
Anaren, Inc., First Lien Term Loan(b)	L+4.50%	02/18/21	211,339	212,396
Ascend Performance Materials Operations LLC, Term B Loan(b)	L+5.50%	08/12/22	229,330	231,337
Ashland LLC, Term B Loan	3.21%	05/17/24	93,327	93,852
ASP MCS Acquisition Corp., Initial Term Loan(b)	L+4.75%	05/20/24	259,766	263,338
BioClinica Holding I, LP, First Lien Initial Term Loan	5.38%	10/20/23	260,034	254,942
BWAY Holding Co., Initial Term Loan	4.33%	04/03/24	250,000	250,089
Caelus Energy Alaska 03 LLC, Second Lien Loan	8.75%	04/15/20	53,937	46,926
CB Poly Investments, LLC, First Lien Closing Date Term Loan	6.48%	08/16/23	249,372	250,619
CDS US Intermediate Holdings, Inc. (Cirque Du Soleil Canada, Inc.), First Lien Initial Term Loan	5.30%	07/08/22	249,365	251,080
CenturyLink, Inc., Initial Term B Loan(b)	L+2.75%	01/31/25	477,505	472,900
Commercial Vehicle Group, Inc. (CVG), Term B Loan	7.23%	03/30/23	250,000	251,875
CPG International LLC, New Term Loan	5.05%	05/05/24	143,672	143,822
DAE Aviation Holdings, Inc., Initial Term Loan	4.98%	07/07/22	329,586	332,594
Deluxe Entertainment Services Group, Inc., Initial Term Loan	6.66%	02/28/20	250,000	250,156
DiversiTech Holdings, Inc., First Lien Initial Term Loan	4.70%	06/03/24	54,645	54,781
Envision Healthcare Corp., Initial Term Loan(b)	L+3.00%	12/01/23	117,336	117,982
Excelitas Technologies Corp., Term B Loan	6.30%	11/02/20	249,403	249,559
Focus Financial Partners LLC, Term Loan(b)	L+3.25%	07/03/24	53,439	53,940
GHX Ultimate Parent Corp., First Lien Initial Term Loan(b)	L+3.25%	06/28/24	50,260	50,322
Hargray Communications Group, Inc., Initial Term Loan(b)	L+3.00%	05/16/24	250,000	251,719
Inc Research Holdings, Inc., Term B Loan(b)	L+2.25%	06/28/24	163,666	164,178
Inmar, Inc., First Lien Initial Term Loan	4.67%	05/01/24	89,595	89,576
Inmar, Inc., Second Lien Initial Term Loan	9.17%	05/01/25	165,496	164,668
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan	4.00%	06/30/19	370,831	368,204
Jazz Acquisition, Inc., First Lien Term Loan(b)	L+3.50%	06/19/21	376,429	366,704
Kronos Acquisition Intermediate, Inc., Initial Loan(b)	L+4.50%	08/26/22	233,049	234,913
Kronos, Inc., First Lien Incremental Term Loan	4.68%	11/01/23	78,343	78,975
MACOM Technology Solutions Holdings, Inc., Initial Term Loan	3.46%	05/17/24	89,680	89,484
Masergy Holdings, Inc., Second Lien Initial Loan	9.80%	12/16/24	230,000	233,450
Masergy Holdings, Inc., Term B Loan	5.05%	12/15/23	8,281	8,343
MH Sub I LLC (Micro Holding Corp.), Second Lien Initial Term Loan	8.73%	07/08/22	250,000	253,542
MND Holdings III Corp., Initial Term Loan	5.80%	06/19/24	24,062	24,273
Murray Energy Corp., Term B-2 Loan	8.55%	04/16/20	249,338	244,195
NAB Holdings LLC, Term Loan(b)	L+3.50%	06/14/24	34,304	34,390
Novetta Solutions LLC, First Lien Initial Term Loan	6.30%	10/17/22	249,367	241,574
NPC International, Inc., Second Lien Bridge Loan(b)	L+7.50%	04/18/25	425,238	424,175
NPC International, Inc., Second Lien Initial Term Loan(b)	L+7.50%	04/18/25	250,000	253,750
Optiv, Inc., First Lien Initial Term Loan(b)	L+3.25%	02/01/24	106,467	104,848
Packaging Coordinators Midco, Inc., Initial Term Loan(b)	L+4.00%	06/30/23	124,946	125,726
Post Holdings, Inc., Series A Incremental Term Loan(b)	L+2.25%	05/24/24	128,704	129,006
Prime Security Services Borrower LLC, First Lien 2016-2 Refinancing Term B-1 Loan(b)	L+2.75%	05/02/22	120,536	120,945
Project Alpha Intermediate Holding, Inc., Term Loan	4.67%	04/26/24	221,700	220,620
Quest Software US Holdings, Inc., First Lien Initial Term Loan	7.23%	10/31/22	249,366	253,703
Rackspace Hosting, Inc., First Lien 2017 Refinancing Term B Loan(b)	L+3.00%	11/03/23	143,184	143,435
RP Crown Parent LLC, Initial Term Loan	4.73%	10/12/23	249,373	251,191
Sally Holdings LLC, Term B-1 Loan(b)	L+2.50%	06/23/24	55,381	55,727
Sequa Mezzanine Holdings LLC, First Lien Initial Term Loan	6.67%	11/28/21	271,003	273,543
Sequa Mezzanine Holdings LLC, Second Lien Initial Loan	10.17%	04/28/22	135,787	138,673

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017	7

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2017 (Unaudited)

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
SolarWinds Holdings, Inc., 2017 Refinancing Term loan	4.73%	02/03/23	$249,373	$250,277
Sophia LP, Term B Loan	4.55%	09/30/22	250,000	249,755
Sterling Midco Holdings, Inc., First Lien Initial Term Loan(b)	L+4.25%	06/19/24	34,906	34,936
STG-Fairway Acquisitions, Inc., First Lien Term Loan	6.55%	06/30/22	250,000	230,313
TecoStar Holdings, Inc., First Lien Closing Date Term Loan	4.92%	05/01/24	343,658	343,871
Tempo Acquisition LLC, Initial Term Loan	4.06%	05/01/24	126,550	126,959
TRC Companies, Inc., Initial Term Loan(b)	L+4.00%	06/21/24	76,189	76,761
TurboCombustor Technology, Inc., Initial Term Loan	5.80%	12/02/20	249,354	234,393
US Anesthesia Partners, Inc., First Lien Initial Term Loan	4.47%	06/23/24	240,211	240,812
Verint Systems Inc., Initial Term Loan(b)	L+2.25%	06/28/24	250,000	251,094
WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), First Lien Initial Term Loan	6.70%	09/29/23	250,000	252,396

TOTAL BANK LOANS (Cost $12,052,389)				12,079,744

CORPORATE BONDS (18.65%)
1011778 BC ULC (New Red Finance, Inc.)(c)	4.25%	05/15/24	150,000	149,429
ADT Corp.	3.50%	07/15/22	83,000	80,693
Berry Plastics Corp.	5.50%	05/15/22	38,000	39,615
CSVC Acquisition Corp.(c)	7.75%	06/15/25	106,000	108,584
Gates Global LLC / Gates Global Co.(c)	6.00%	07/15/22	125,000	125,938
GTT Communications, Inc.(c)	7.88%	12/31/24	250,000	268,125
HCA, Inc.	5.38%	02/01/25	150,000	158,625
Intelsat Jackson Holdings SA(c)	9.50%	09/30/22	229,000	274,800
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.(c)	6.88%	02/15/19	250,000	243,750
Intrum Justitia AB(c)	3.13%	07/15/24	195,000	222,232
j2 Cloud Services LLC / j2 Global Co.-Obligor, Inc.(c)	6.00%	07/15/25	31,000	32,085
KAR Auction Services, Inc.(c)	5.13%	06/01/25	90,000	91,913
Kronos Acquisition Holdings, Inc.(c)	9.00%	08/15/23	125,000	125,000
Parsley Energy LLC / Parsley Finance Corp.(c)	5.25%	08/15/25	250,000	250,625
Prime Security Services Borrower LLC / Prime Finance, Inc.(c)	9.25%	05/15/23	250,000	272,289
Rackspace Hosting, Inc.(c)	8.63%	11/15/24	233,000	248,728
Range Resources Corp.(c)	5.00%	03/15/23	250,000	245,625
Sirius XM Radio, Inc.(c)	3.88%	08/01/22	59,000	59,756
Sirius XM Radio, Inc.(c)	5.00%	08/01/27	88,000	89,100
Sophia LP / Sophia Finance, Inc.(c)	9.00%	09/30/23	250,000	261,250
StandardAero Aviation Holdings, Inc.(c)	10.00%	07/15/23	125,000	139,062
Summit Materials LLC / Summit Materials Finance Corp.(c)	5.13%	06/01/25	44,000	45,210
TPC Group, Inc.(c)	8.75%	12/15/20	250,000	226,250

TOTAL CORPORATE BONDS (Cost $3,757,566)				3,758,684

COLLATERALIZED LOAN OBLIGATIONS — DEBT (1.19%)
OZLM CLO XVI, Ltd.(a)(c)	7.16%	05/16/30	250,000	238,915

TOTAL COLLATERALIZED LOAN OBLIGATIONS — DEBT (Cost $237,635)				238,915

See Notes to Financial Statements.

8	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Schedule of Investments

June 30, 2017 (Unaudited)

Description	Value (Note 2)
TOTAL INVESTMENTS (79.77%) (Cost $16,047,590)	$16,077,343

Other Assets In Excess Of Liabilities (20.23%)	4,077,241
NET ASSETS (100.00%)	$20,154,584

(a)	Floating or variable rate security. The rate shown is the effective interest rate as of June 30, 2017.
(b)
All or a portion of this position has not settled as of June 30, 2017. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(c)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the aggregate market value of those securities was $3,718,666, representing 18.45% of net assets.

Common Abbreviations:
LLC - Limited Liability Company
LP   - Limited Partnership

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counterparty	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BNY Mellon	EUR	200,000	Sale	07/26/2017	$(228,700)	$(4,320)
						$(4,320)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017	9

Griffin Institutional Access Credit Fund	Statement of Assets and Liabilities

June 30, 2017 (Unaudited)

ASSETS
Investments, at value (Cost $16,047,590)	$16,077,343
Cash	5,430,713
Foreign currency, at value (Cost $5,675)	5,711
Receivable for investments sold	369,794
Receivable for shares sold	1,831,842
Dividends and interest receivable	75,979
Receivable due from Adviser (Note 4)	89,552
Prepaid offering costs (Note 2)	204,471
Prepaid expenses and other assets	34,983
Total Assets	24,120,388
LIABILITIES
Payable for investments purchased	3,536,109
Shareholder servicing fees payable (Note 4)	1,348
Unrealized depreciation on forward foreign currency contracts	4,320
Administration fees payable (Note 4)	40,241
Transfer agency fees payable (Note 4)	5,759
Distribution fees payable (Note 4)	1,636
Payable due to Adviser	180,253
Payable for distributions	96,368
Compliance fees payable (Note 4)	6,783
Trustees' fees payable (Note 4)	9,689
Legal fees payable	36,397
Audit and tax fees payable	30,735
Custody fees payable	7,233
Accrued expenses and other liabilities	8,933
Total Liabilities	3,965,804
NET ASSETS	$20,154,584
NET ASSETS CONSIST OF
Paid‐in capital	$20,122,494
Accumulated net realized gain	6,621
Net unrealized appreciation	25,469
NET ASSETS	$20,154,584

PRICING OF SHARES
Class A:
Net asset value, and redemption price per share	$25.11
Net assets	$3,666,232
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	145,997
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$26.64
Class C:
Net asset value, offering and redemption price per share(a)	$25.11
Net assets	$1,795,443
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	71,494
Class I:
Net asset value, offering and redemption price per share	$25.11
Net assets	$14,692,909
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	585,047

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see (Note 1).

See Notes to Financial Statements.

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Statement of Operations

For the Period April 3, 2017 (Commencement of Operations) to June 30, 2017 (Unaudited)
INVESTMENT INCOME
Interest	$96,368
Total Investment Income	96,368

EXPENSES
Investment advisory fees (Note 4)	46,063
Administrative fees (Note 4)	64,076
Transfer agency fees (Note 4)	5,759
Shareholder servicing fees:
Class A	803
Class C	545
Distribution fees:
Class C	1,636
Legal fees	36,397
Audit and tax fees	30,735
Reports to shareholders and printing fees	8,283
Insurance fees	14,253
Custody fees	7,233
Compliance fees (Note 4)	14,822
Organizational cost	80,043
Offering cost (Note 2)	64,958
Trustees' fees (Note 4)	9,689
Other expenses	1,362
Total Expenses	386,657
Less: Fees waived/expenses reimbursed by Adviser (Note 4)	(386,657)
Net Expenses	0
Net Investment Income	96,368
Net realized gain on investments	6,556
Net realized gain on forward foreign currency transactions	2,980
Net realized loss on foreign currency transactions	(2,915)
Net realized gain	6,621
Net change in unrealized appreciation/(depreciation) on investments	29,753
Net change in unrealized appreciation/(depreciation) on forward foreign currency transactions	(4,320)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	36
Net change in unrealized appreciation	25,469
NET REALIZED AND UNREALIZED GAIN	32,090
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$128,458

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017	11

Griffin Institutional Access Credit Fund	Statement of Changes in Net Assets

For the Period April 3, 2017 (Commencement of Operations) to June 30, 2017 (Unaudited)
OPERATIONS:
Net investment income	$96,368
Net realized gain on investments	6,621
Net change in unrealized appreciation on investments	25,469
Net Increase in Net Assets Resulting from Operations	128,458

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(12,729)
Class C
From net investment income	(8,433)
Class I
From net investment income	(75,206)
Total Distributions to Shareholders	(96,368)

BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	3,662,169
Class C
Shares sold	1,792,602
Class I
Shares sold	14,567,723
Net Increase in Net Assets Derived from Beneficial Interest Transactions	20,022,494

Net increase in net assets	20,054,584

NET ASSETS:
Beginning of period	100,000
End of period *	$20,154,584
*Including accumulated net investment income of:	$0

Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	0
Shares sold	145,997
Net increase in shares outstanding	145,997
Ending shares	145,997
Class C
Beginning shares	0
Shares sold	71,494
Net increase in shares outstanding	71,494
Ending shares	71,494
Class I
Beginning shares	4,000
Shares sold	581,047
Net increase in shares outstanding	581,047
Ending shares	585,047

See Notes to Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Period April 3, 2017 (Commencement of Operations) to June 30, 2017
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.24
Net realized and unrealized gain	0.07
Total from investment operations	0.31

DISTRIBUTIONS:
From net investment income(b)	(0.20)
Total distributions	(0.20)

Net increase in net asset value	0.11
Net asset value, end of period	$25.11
TOTAL RETURN(c)	1.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$3,666
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	13.90	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)
Ratio of net investment income to average net assets	3.86	%(d)

Portfolio turnover rate(f)	8.95%

(a)	Calculated using the average shares method.
(b)	Distributions, as presented, are based on a daily accrual of investment income, which will very based on yields, divided by actual shares outstanding at the end of each day.
(c)
Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.  In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017	13

Griffin Institutional Access Credit Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Period April 3, 2017 (Commencement of Operations) to June 30, 2017
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23
Net realized and unrealized gain	0.08
Total from investment operations	0.31

DISTRIBUTIONS:
From net investment income(b)	(0.20)
Total distributions	(0.20)

Net increase in net asset value	0.11
Net asset value, end of period	$25.11
TOTAL RETURN(c)	1.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,795
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	16.34	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)
Ratio of net investment income to average net assets	3.79	%(d)

Portfolio turnover rate(f)	8.95%

(a)	Calculated using the average shares method.
(b)	Distributions, as presented, are based on a daily accrual of investment income, which will very based on yields, divided by actual shares outstanding at the end of each day.
(c)
Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations.  The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.  In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented (Unaudited)

	For the Period April 3, 2017 (Commencement of Operations) to June 30, 2017
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.23
Net realized and unrealized gain	0.08
Total from investment operations	0.31

DISTRIBUTIONS:
From net investment income(b)	(0.20)
Total distributions	(0.20)

Net increase in net asset value	0.11
Net asset value, end of period	$25.11
TOTAL RETURN(c)	1.23%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$14,693
Ratios to Average Net Assets
Ratio of expenses to average net assets excluding fee waivers and reimbursements	15.37	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	0	%(e)
Ratio of net investment income to average net assets	3.80	%(d)

Portfolio turnover rate(f)	8.95%

(a)	Calculated using the average shares method.
(b)	Distributions, as presented, are based on a daily accrual of investment income, which will very based on yields, divided by actual shares outstanding at the end of each day.
(c)
Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)
The Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations.  The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.  In the absence of the election by the Fund’s investment adviser to bear all of the Fund’s operating expenses, the ratio of expenses to average net assets including fee waivers and reimbursements would have been higher.

(f)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

Semi-Annual Report | June 30, 2017	15

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

1. ORGANIZATION

Griffin Institutional Access Credit Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non‐diversified, closed‐end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund’s investment adviser is Griffin Capital Credit Advisor, LLC (the “Adviser”). BCSF Advisors, LP (the “Sub‐Adviser”) serves as the Fund’s Sub‐Adviser. The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing in a range of secured and unsecured debt obligations which may be syndicated, consisting of U.S high yield securities, global high yield securities and other fixed‐income and fixed‐income related securities, including direct originated debt obligations and collateralized loan obligations.

The Fund was organized as a statutory trust on April 5, 2016 under the laws of the State of Delaware. The Fund commenced operations on April 3, 2017, and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C and Class I shares. Class A, Class C and Class I shares commenced operations on April 3, 2017. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C and Class I shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Portfolio securities of the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees (“the Board”). The Board has delegated the day to day responsibility for determining these fair values in accordance with the policies it has approved to the Fair Value Pricing Committee of the Adviser.  Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  In determining the fair value of a security for which there are no readily available market quotations, the Adviser may consider several factors, including: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; and (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.  The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the issuer.

Non‐dollar‐denominated securities, if any, are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities. Readily marketable portfolio securities listed on the New York Stock Exchange (“the “NYSE”) are valued at the last sale price as of the close of the NYSE on the business day as of which such value is being determined.  If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day as determined by a third‐party pricing service.   If no bid or asked prices are quoted on such day or if market prices may be unreliable because of events occurring after the close of trading, then the security is valued by such method as the Board shall determine in good faith to reflect its fair market value. The Adviser has engaged an independent third‐party valuation specialist to assist in valuing such securities in certain circumstances.

The Adviser will provide the Board of Trustees with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable to that period, and that identify issues and valuation problems that have arisen, if any. To the extent deemed necessary by the Adviser,  the  Fair  Value  Pricing  Committee  of  the  Board  will  review  any  securities  valued  by  the  Adviser  in  accordance  with  the  Fund’s  valuation policies.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Fair Value Measurements – A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund’s investments as of June 30, 2017:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans	$–	$12,079,744	$–	$12,079,744
Corporate Bonds	–	3,758,684	–	3,758,684
Collateralized Loan Obligations — Debt	–	238,915	–	238,915
Total	$–	$16,077,343	$–	$16,077,343
Other Financial Instruments* Liabilities:
Forward Foreign Currency Contracts	$–	$(4,320)	$–	$(4,320)
Total	$–	$(4,320)	$–	$(4,320)

*
Other financial instruments are derivative instruments reflected in the Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/ (depreciation) at measurement date, which represents the change in the contract's value.

For the period ended June 30, 2017, the Fund did not have unobservable inputs (Level 3) used in determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Semi-Annual Report | June 30, 2017	17

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE (normally, 4:00 p.m. EST). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Securities – The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Loan Participation and Assignments – The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement. When the Fund purchases assignments from lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended June 30, 2017, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations.

Distributions to Shareholders – The Fund intends to accrue dividends daily and to distribute as of the last business day of each quarter.  Distributions of net capital gains are normally accrued and distributed in December.  Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Offering Costs – Offering costs incurred by the Fund of $269,429 were treated as deferred charges until operations commenced and are being amortized over a 12‐month period using the straight line method. Unamortized amounts are included in prepaid offering costs in the Statement of Assets and Liabilities.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2017 returns.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)
3. DERIVATIVE TRANSACTIONS

Derivative Instruments and Hedging Activities – The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors – In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Risk of Investing in Derivatives – The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Forward Foreign Currency Contracts – The Fund engaged in currency transactions with counterparties during the period ended June 30, 2017 to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked‐to‐market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The tables below are a summary of the fair valuations of derivative instruments categorized by risk exposure.

Semi-Annual Report | June 30, 2017	19

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

Fair values of forward foreign currency contracts on the Statements of Assets and Liabilities as of June 30, 2017:

Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Griffin Institutional Access Credit Fund

Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Unrealized appreciation on forward foreign currency contracts	$0	Unrealized depreciation on forward foreign currency contracts	$(4,320)
Total		$0		$(4,320)

Forward foreign currency contracts average notional value during the period ended June 30, 2017 is $(200,000). The average is based on the actual number of months with the outstanding forward foreign currency contract. The fund held derivatives for one month.

The effect of forward foreign currency contracts on the Statements of Operations for the period ended June 30, 2017:

Risk Exposure	Location	Realized Gain/(Loss) on Derivatives	Location	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
Griffin Institutional Access Credit Fund
Foreign Exchange Rate Risk (Forward Foreign Currency Contracts)	Net realized gain/(loss) on forward foreign currency contracts	$2,980	Change in unrealized appreciation/(depreciation) on forward foreign currency contracts	$(4,320)
Total		$2,980		$(4,320)

4. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory
Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee of 1.85% of the average daily net assets of the Fund, computed daily and payable monthly.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) at least until March 31, 2018, so that the total annual operating expenses of the Fund do not exceed 2.60% per annum of Class A average daily net assets, 3.35% per annum of Class C average daily net assets and 2.35% per annum of Class I average daily net assets (the “Expense Limitations”). The agreement can be extended at the discretion of the Adviser and the Trustees. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded. In addition to the Expense Limitation Agreement described above, the Adviser voluntarily has absorbed all of the operating expenses of the Fund since the commencement of the Fund’s operations. The Adviser will continue to bear such expenses on a going forward basis in its discretion and is under no obligation to continue to do so for any specified period of time.

During the period ended June 30, 2017, the fee waiver was as follows:

Fees Waived/ Reimbursed By Adviser
Griffin Institutional Access Credit Fund	$386,657

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

In addition to the organizational expenses included on the Statement of Operations, the Fund recorded $53,952 of organizational expenses in the Statement of Operations included in the Seed Audit Financial Statements as of January 23, 2017.

Sub-advisory services are provided to the Fund pursuant to an agreement between the Adviser and Sub-Adviser. Under the terms of the investment sub-advisory agreement, the Adviser compensates the Sub-Adviser based on a portion of the Fund’s average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses
ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent
DST Systems, Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the “Transfer Agent”).

Compliance Services
Cipperman Compliance Services LLC provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman Compliance Services LLC and the Fund.

Distributor
The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement, the Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C shares, payable on a quarterly basis. For the period ended June 30, 2017, Class C shares incurred distribution fees of $1,636. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A and Class C shares may pay up to 0.25% per year of their average daily net assets for such services. Class I shares are not currently subject to a shareholder services fee. For the period ended June 30, 2017, Class A and Class C shares incurred shareholder servicing fees of $803 and $545, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator and the Transfer Agent. For the period ended June 30, 2017, the Distributor received $2,954 in underwriting commissions for sales of the Fund’s Class A shares, of which all was paid to the Fund’s dealer manager.

Officer and Trustee Compensation
Each Trustee who is not affiliated with the Fund or Adviser receives $2,500 per quarterly and special in-person meetings and $500 per special telephonic meetings, as well as reimbursement for any reasonable expenses incurred attending meetings. The chair of the Audit Committee receives an additional $500 annually. None of the executive officers receive compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the period ended June 30, 2017 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Griffin Institutional Access Credit Fund	$16,802,178	$762,572

Semi-Annual Report | June 30, 2017	21

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

6. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual report.

No distributions have been paid as of the June 30, 2017, period end. Payable for distributions from ordinary income as of June 30, 2017, totals $96,368.

As of June 30, 2017, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Griffin Institutional Access Credit Fund	$67,914	$(38,161)	$29,753	$16,047,590

As of June 30, 2017 there was no difference between book basis and tax basis net unrealized appreciation.

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund’s shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the “Repurchase Request Deadline”). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a “Repurchase Pricing Date”).

During the period ended June 30, 2017, the Fund did not complete a quarterly repurchase offer. If there were an offer, the Fund would have offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates.

8. SECURITIES AND EXCHANGE COMMISSION REGULATIONS

On October 13, 2016, the Securities and Exchange Commission amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on August 3, 2017 which resulted in 6,716 Fund shares being repurchased for $169,711.

Plan of Reorganization
Under an Agreement and Plan of Reorganization dated as of May 5, 2017 (the “Agreement”), Griffin Capital BDC Corp., formerly known as Griffin-Benefit Street Partners BDC Corp. (the “Company”), will transfer all of its net assets to the Fund, in exchange for Class F shares of the Griffin Institutional Access Credit Fund (each a “Reorganization Share” and together, the “Reorganization Shares”) and the assumption by the Fund of all of the liabilities of the Company.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Notes to Financial Statements

June 30, 2017 (Unaudited)

The Reorganization Shares represent a newly created class of shares of the Fund which only will be issued in connection with the proposed reorganization. The Reorganization Shares differ from the other classes of shares offered by the Fund in that the Reorganization Shares are subject to an expense limitation and reimbursement agreement between the Fund and the Adviser pursuant to which the Adviser has agreed to limit the expenses of the Reorganization Shares to the rate of the management fee, computed at an annual rate of 1.85%. The Reorganization Shares were declared effective by the SEC on August 21, 2017.

There is no guarantee that the reorganization will be completed as scheduled, or at all. In that respect, the Agreement and the transactions contemplated by it may be terminated and abandoned with respect to the reorganization by mutual agreement of the Company and the Fund at any time prior to the closing date thereof, or by either the Company or the Fund in the event of a material breach of the Agreement by the other party or a failure of any condition precedent to the terminating party’s obligations under the Agreement, among other events.

Completion of the reorganization requires the approval by the Company stockholders of the reorganization. If the reorganization is not approved by stockholders, the Company and the Fund will continue as separate entities.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | June 30, 2017	23

Griffin Institutional Access Credit Fund	Additional Information

June 30, 2017 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at https://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC’s website at https://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements

June 30, 2017 (Unaudited)

Griffin Capital Credit Advisor, LLC (the “Adviser”) supervises the investments of the Fund pursuant to an Investment Advisory Agreement with the Fund. BCSF Advisors, LP (the “Sub-Adviser” and, together with the Adviser, the “Advisers”) serves as the sub-adviser to the Fund, pursuant to a Sub-Advisory Agreement (together, with the Investment Advisory Agreement, the “Agreements”) with the Adviser. At the organizational meeting of the Fund’s Board of Trustees (“Board” or “Trustees”) on January 19, 2017, the Trustees approved the Investment Advisory Agreement and Sub Advisory Agreement each for an initial two-year term.

In considering whether to approve the Agreements, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisers; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Advisers and their affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale for the benefit of the Fund’s investors; (v) the Advisers’ practices regarding brokerage and portfolio transactions; and (vi) the Advisers’ practices regarding possible conflicts of interest.

At the meeting, the Trustees reviewed various informational materials, including copies of the Agreements and a memorandum from each of the Adviser and Sub-Adviser to the Trustees containing information about the firms and their business. The memorandums provided information about the Advisers’ finances, personnel, services to the Fund, investment advice, fees, and compliance programs. They also contained information on Fund expenses, including comparative expense ratio information for other funds with strategies similar to the Fund. The Trustees also reviewed a memorandum from the Fund’s legal counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Agreements, including the types of information and factors that should be considered in order to make an informed decision.

Griffin Capital Credit Advisor, LLC – Investment Advisory Agreement

In deciding on whether to approve the Investment Advisory Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services provided by the Adviser. The Trustees considered the responsibilities of the Adviser under the Investment Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, the Adviser’s procedures for overseeing the Fund’s Sub-Adviser and the Fund’s risk management and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase, coordination of services for the Fund among the Fund’s service providers, and efforts to promote the Fund. The Trustees noted that the Adviser would seek to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets by investing in a range of secured and unsecured debt obligations. The Trustees also noted that the Adviser generally oversees the Sub-Adviser’s investment selection but would approve any proposed recommendations by the Sub-Adviser with respect to direct originated investments made through the contemplated co-investment program, once the necessary exemptive relief was obtained. The Trustees further noted that the Fund’s principal officers are personnel of the Adviser and its affiliates and will serve the Fund without additional compensation. After reviewing the foregoing information and further information in the memorandum from the Adviser (e.g., the Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser were satisfactory and adequate for the Fund.

The investment performance of the Adviser. In this regard, the Trustees discussed the Adviser’s experience managing investments and reviewed the sixteen-month performance of a business development company managed by an affiliate of the Adviser. After reviewing the prior performance of the Adviser personnel, the Adviser’s (as well as its personnel’s) experience, and other factors, the Board concluded that the investment performance of the Adviser was satisfactory.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund. The Trustees evaluated the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s personnel; the Adviser’s compliance programs, policies, and procedures; the financial condition of the Adviser; the level of commitment to the Fund and the Adviser by the principals of the Adviser; the projected asset level of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees discussed the financial stability and profitability of the firm. The Trustees noted that the Adviser had agreed to an Expense Limitation Agreement in order to help limit the Fund’s annual operating expenses. The Trustees also considered potential benefits for the Adviser in managing the Fund, including promotion of the Adviser’s name. The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees first noted that due to the Fund’s unique structure and contemplated investment strategy, it was difficult to develop a universe of funds for comparison. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages. The Trustees noted that the Fund’s asset levels were expected to be much smaller than the industry average during its start-up phase. The Trustees also noted that the Adviser’s fee was similar to other funds employing similar strategies to the Fund. Following further consideration and discussion of the foregoing, the Board concluded that the fee to be paid to the Adviser by the Fund was fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

Semi-Annual Report | June 30, 2017	25

Griffin Institutional Access Credit Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements

June 30, 2017 (Unaudited)

The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Adviser involved both the management fee and an Expense Limitation Agreement. The Trustees noted that, while the management fee would remain the same at all asset levels, the Fund’s shareholders would benefit from the Fund’s expense limitation arrangement until the Fund’s assets grew to a level where the Fund’s expenses fell below the cap set by the arrangement and the Adviser began receiving its full fee. Thereafter, the Trustees noted that the Fund’s shareholders would benefit from economies of scale under the Fund’s agreements with service providers other than the Adviser. Following further discussion of the Fund’s projected asset level, expectations for growth, and fee levels, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Adviser and that the Expense Limitation Agreement provided potential savings for the benefit of the Fund’s investors.

The Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

The Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Adviser’s Code of Ethics. Following further consideration and discussion, the Board indicated that the Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After consideration of each of the above, the Board, including each of the independent Trustees, concluded with its approval of the Investment Advisory Agreement.

BCSF Advisors, LP – Sub-Advisory Agreement

In deciding on whether to approve the Sub-Advisory Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services provided by the Sub-Adviser. The Trustees considered the responsibilities of the Sub-Adviser under the Investment Sub-Advisory Agreement and reviewed the services to be provided to the Fund including, without limitation, the Sub-Adviser’s procedures for formulating investment recommendations and assuring compliance with the Fund’s investment objectives and limitations, proposed efforts during the Fund’s start-up phase and coordination of services for the Fund among the Fund’s service providers. The Trustees noted that the Sub-Adviser would assist the Adviser in seeking to achieve the Fund’s investment objective to generate a return comprised of both current income and capital appreciation with an emphasis on current income with low volatility and low correlation to the broader markets. The Trustees also noted that the Sub-Adviser would seek to invest across a range of secured and unsecured debt securities. After reviewing the foregoing information and further information in the memorandum from the Sub-Adviser (e.g., the Sub-Adviser’s Form ADV and descriptions of the Adviser’s business and compliance program), the Board concluded that the nature, extent, and quality of the services to be provided by the Sub-Adviser were satisfactory and adequate for the Fund.

The investment performance of the Fund and the Sub-Adviser. The Trustees discussed the Sub-Adviser’s experience managing investments as well as the performance of strategies and separate accounts with similar investment strategies to the Fund. The Trustees reviewed the performance of these strategies and accounts since inception and noted that the strategies generally outperformed their benchmarks both before and after fees. After reviewing the Sub-Adviser’s experience, and other factors, the Board concluded that the investment performance of the Sub-Adviser was satisfactory.

The costs of the services to be provided and profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund. The Trustees evaluated the Sub-Adviser’s staffing, personnel, and methods of operating; the education and experience of the Sub-Adviser’s personnel; the Sub-Adviser’s compliance programs, policies, and procedures; the financial condition of the Sub-Adviser; the level of commitment to the Fund and the Sub-Adviser by the principals of the Adviser; the projected asset levels of the Fund; and the overall expenses of the Fund, including the nature and frequency of advisory fee payments. The Trustees also considered potential benefits for the Sub-Adviser in managing the Fund, including promotion of the Sub-Adviser’s name. The Trustees then compared the expected fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors. The Trustees determined that the management fee and net expense ratio were higher than some, but not all, of the comparable funds and the peer group averages. The Trustees noted that the Fund’s asset levels were expected to be smaller than the industry average during its start-up phase. The Trustees also noted that the Sub-Adviser’s proposed fee, as part of the Adviser’s proposed fee, were similar to the management fees for funds with similar investment strategies. Following further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Sub-Adviser by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Sub-Adviser and that they reflected charges that were within a range of what could have been negotiated at arm’s length.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Credit Fund	Trustees’ Consideration and Approval of Advisory and Sub-Advisory Agreements

June 30, 2017 (Unaudited)

The extent to which economies of scale would be realized as the Fund grows and whether the advisory fee levels reflect these economies of scale for benefit of the Fund’s investors. The Trustees considered that the Fund’s fee arrangements with the Sub-Adviser and noted that the overall management fee would remain the same at all asset levels. The Trustees noted that the sub-advisory fee payable by the Adviser was subject to break points. The Trustees pointed out that the Fund would benefit from economies of scale under its agreements with service providers other than the Adviser. Following further discussion of the Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund’s fee arrangements were fair and reasonable in relation to the nature and quality of the services provided by the Sub-Adviser.

The Sub-Adviser’s practices regarding brokerage and portfolio transactions. The Trustees reviewed the Sub-Adviser’s standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions. The Trustees also considered the anticipated portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any anticipated allocation of portfolio business to persons affiliated with the Sub-Adviser; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (“soft dollars”). After further review and discussion, the Board determined that the Sub-Adviser’s practices regarding brokerage and portfolio transactions were satisfactory.

The Sub-Adviser’s practices regarding conflicts of interest. The Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Sub-Adviser’s other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Sub-Adviser’s Code of Ethics. Following further consideration and discussion, the Board indicated that the Sub-Adviser’s standards and practices relating to the identification and mitigation of potential conflicts of interests were satisfactory.

After consideration of each of the above, the Board, including each of the independent Trustees, concluded with its approval of the Sub-Advisory Agreement.

Semi-Annual Report | June 30, 2017	27

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612
949.270.9300

www.griffincapital.com

| Not a deposit | May lose value | No bank guarantee |
|---|---|---|
| Not insured by the FDIC, NCUA or any other government agency | | |

*This material must be accompanied or preceded by a prospectus.*

Griffin Capital Securities, LLC is the exclusive wholesale marketing agent for Griffin Institutional Access Credit Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Credit Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, Member FINRA.

©2017 Griffin Institutional Access Credit Fund. All rights reserved.

GCC000161 I Exp. 08.29.2018

GIACX-IU3438(0817)

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS CREDIT FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	September 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	September 6, 2017

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	September 6, 2017